EXHIBIT 2.2


DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz


ARTICLES OF MERGER
(Pursuant to NRS 92A.200)
Page 1


               (Pursuant to Nevada Revised Statutes Chapter 92A)
                            (excluding 92A.200(b(b))
                              SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). It there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank seet containing the required information for each additional entity.

Joystar, Inc.
--------------------------------------------------------------------------------
Name of merging entity

Nevada                                       corporation
-----------------------------------          -----------------------------------
Jurisdiction                                 Entity type*

--------------------------------------------------------------------------------
Name of merging entity

                                             corporation
-----------------------------------          -----------------------------------
Jurisdiction                                 Entity type*

--------------------------------------------------------------------------------
Name of merging entity

-----------------------------------          -----------------------------------
Jurisdiction                                 Entity type*

--------------------------------------------------------------------------------
Name of merging entity

-----------------------------------          -----------------------------------
Jurisdiction                                 Entity type*

and,

Advanced Refrigeration Technologies, Inc.
--------------------------------------------------------------------------------
Name of surviving entity

California                                   corporation
-----------------------------------          -----------------------------------
Jurisdiction                                 Entity type*


* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

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ARTICLES OF MERGER
(Pursuant to NRS 92A.200)
Page 2

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1
90):

          Attn:  William A. Alverson
                 -----------------------------------------------------
          c/o:
                 Joystar, Inc.
                 5 Whatney
                 Irvine, CA  92618


3) (Choose one)

   [x] The undersinged declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

   [ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (it there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

--------------------------------------------------------------------------------
Name of merging entity, if applicable

--------------------------------------------------------------------------------
Name of merging entity, if applicable

--------------------------------------------------------------------------------
Name of merging entity, if applicable

--------------------------------------------------------------------------------
Name of merging entity, if applicable

and, or;

Advanced Refrigeration Technologies, Inc.
--------------------------------------------------------------------------------
Name of surviving entity, if applicable


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ARTICLES OF MERGER
(Pursuant to NRS 92A.200)
Page 3

(b) The plan was approved by the required consent of the owners of *:

--------------------------------------------------------------------------------
Name of merging entity, if applicable

Joystar, Inc.
--------------------------------------------------------------------------------
Name of merging entity, if applicable

--------------------------------------------------------------------------------
Name of merging entity, if applicable

--------------------------------------------------------------------------------
Name of merging entity, if applicable

and, or;

--------------------------------------------------------------------------------
Name of surviving entity, if applicable



* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

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ARTICLES OF MERGER
(Pursuant to NRS 92A.200)
Page 4


(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of domestic corporation.

--------------------------------------------------------------------------------
Name of merging entity, if applicable

--------------------------------------------------------------------------------
Name of merging entity, if applicable


--------------------------------------------------------------------------------
Name of merging entity, if applicable


--------------------------------------------------------------------------------
Name of merging entity, if applicable


and, or;

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Name of surviving entity, if applicable


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ARTICLES OF MERGER
(Pursuant to NRS 92A.200)
Page 5


5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*;









--------------------------------------------------------------------------------

6) Location of Plan of Merger (check a or b):

     [ ] (a) The entire plan of merger is attached;

or,

     [X] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)":
                               ---------------------------------

* Amended and restated articles may be attaches as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

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ARTICLES OF MERGER
(Pursuant to NRS 92A.200)
Page 6

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

Joystar, Inc.
--------------------------------------------------------------------------------
Name of merging entity

/s/ William A. Alverson            President                     5/5/04
--------------------------------------------------------------------------------
Signature                          Title                         Date


--------------------------------------------------------------------------------
Name of merging entity

--------------------------------------------------------------------------------
Signature                          Title                         Date

--------------------------------------------------------------------------------
Name of merging entity

--------------------------------------------------------------------------------
Signature                          Title                         Date

--------------------------------------------------------------------------------
Name of merging entity

--------------------------------------------------------------------------------
Signature                          Title                         Date

Advanced Refrigeration Technologies, Inc.
--------------------------------------------------------------------------------
Name of surviving entity

/s/ William A. Alverson            President                     5/5/04
--------------------------------------------------------------------------------
Signature                          Title                         Date


* The articles of merger must be signed by each foreign constituent entity in the maneer provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.


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                               ARTICLES OF MERGER
                                       OF
                                  JOYSTAR, INC.
                             (a Nevada corporation)
                                       and
                    ADVANCED REFRIGERATION TECHNOLOGIES, INC.
                           (a California corporation)

The Undersigned, being President of Joystar, Inc., a Nevada corporation, and the President of Advanced Refrigeration Technologies, Inc., a California corporation (collectively "the constituent entities"), hereby certify as follows:

1. Pursuant to NRS 92A.190 and the California Corporation Code 1100 et seq., a Plan of Merger has been approved by the board of directors of Advanced Refrigeration Technologies, Inc., a California corporation, and Joystar, Inc.,a Nevada corporation.

2. The approval of shareholders of the Constituent Entities of Advanced Refrigeration Technologies, Inc. and Joystar, Inc. is not required under NRS 92A.190, and the laws of the State of California specifically permit the merger of the subsidiary, Joystar, Inc., into the parent, Advanced Refrigeration Technologies, Inc. and the laws of the State of California have been complied with in effecting the merger.

3. Pursuant to the California Corporations Code Section 1100, 1108a, 1110a(1), Advanced Refrigeration Technologies, Inc., a California corporation, parent corporation and owner of 100% of the issued and outstanding shares of Joystar, Inc., a Nevada corporation, the subsidiary, has adopted a Resolution to merge the subsidiary, Joystar, Inc., into Advanced Refrigeration Technologies, Inc. and change its name to Joystar, Inc.

4. The surviving corporation assumes all the liabilities of Joystar, Inc. a Nevada Corporation.

5. All shares of Joystar, Inc.(100%) owned by Advanced Refrigeration Technologies, Inc. shall be cancelled without consideration upon the effective date of the filing of the merger in the state of California.

6. The complete and executed Plan of Merger is on file at the Registered Offices of the corporation at 5 Whatney, Irvine, California 92618.

Effective this 5th day of May, 2004.



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Advanced Refrigeration Technologies, Inc.,                    Joystar, Inc.,
a California corporation                                      a Nevada
                                                              corporation



-------------------------------                ---------------------------------
William M. Alverson, President                 William M.Alverson,
                                               President
(Printed Name)                                 (Printed Name)







State of California                 )
                                    )ss.
County of ______________            )

On this ___ day of May, 2004, before me, a Notary Public, personally appeared William M. Alverson, President of Advanced Refrigeration Technologies, Inc. and Joystar, Inc. and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporation as a duly authorized director and officer.



IN WITNESS WHEREOF, I have hereunto set my hand and official seal.




-----------------------------------
Notary Public
My Commission Expires:




                                       22

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CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT


State of California             )
                                )ss.
County of __________            )

On ________________, 2004, before me, ______________________, Notary Public, personally appeared ___________________________,

/_/ personally known to me

/_/ proved to me on the basis of satisfactory evidence

to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.




--------------------------------
Signature of Notary Public


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